Long-Term Debt - Maturities of Long-Term Debt (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Debt Disclosure [Abstract]
2019	$ 309,116
2020	233,465
2021	125,255
2022	10,581
2023	58,762
2024 and thereafter	428,972
Total long-term debt	$ 1,166,151	$ 1,495,835